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                                                                    Exhibit 32.1

                  Certification Pursuant To Section 906 of the
                             Sarbanes-Oxley Act 2002

        In connection with the Quarterly Report on Form 10-Q of Inhibitex, Inc. (the "Company") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                           /s/ William D. Johnston
                           -----------------------------------------------------
                           President and Chief Executive Officer

                           /s/ Russell H. Plumb
                           -----------------------------------------------------
                           Vice President, Chief Financial Officer and Treasurer

March 25, 2005